united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

December 31, 2014

Altegris Fixed Income Long Short Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (FXDAX)
Class C (FXDCX)
Class I (FXDIX)
Class N (FXDNX)

888.524.9441

www.altegris.com/mutualfunds

Altegris Fixed Income Long Short Fund

Annual Letter to Shareholders for the Period January 1, 2014 - December 31, 2014

Dear Investor:

Market and Fund Performance Summary

What a difference a year makes. At this time last year, volatility was low and world economies were stuck together in a central bank-led race out of economic malaise. The U.S. clearly pulled ahead of the pack in 2014 and defined its own economic path, while the rest of the globe largely pursued more aggressive policy action to catch up. Domestically, the U.S. Dollar strengthened, unemployment dipped to 5.6%, and consumer confidence rose. The cherry on top of sustained growth in the U.S. was the rapid retreat of oil prices.

Global sovereign bond yields continued their year-long decline while the yield curve flattened throughout 2014. The gap between two-year and 10-year U.S. treasuries narrowed from 266 basis points at the beginning of the year to 150 basis points by the end of 2014 – the largest narrowing over a calendar year in nearly a decade. Long-term interest rates declined as continued weakness in Europe and tempered inflation expectations drove investors to the perceived safety of sovereign bonds. On the other hand, short-term U.S. interest rates rose modestly over the year in anticipation of future interest rate hikes in the U.S. as the Fed ended its latest quantitative easing program and continued to give stronger signals on the timing of raising rates in 2015, in part by replacing its “considerable time” language with “will be patient” language during Q4.

While the decline in interest rates continued nearly unabated throughout the year, the high yield credit market was a tale of two halves. The first part of 2014 saw credit spreads tighten to pre-credit crisis levels (beginning the year at 4.00% and bottoming at 3.35% in June) due to strong investor demand and low projected default rates. The second half of the year, however, saw high yield credit spreads widen to levels not seen since the end of 2012 (peaking at 5.71% in December and finishing the year at 5.04%). Performance during the second half was driven primarily by the energy sector, as energy-related companies experienced large price dislocations and investors de-risked and priced in the potential for future defaults. The Fund performed as expected in this type of environment and was able to take advantage of credit-related opportunities, reduce exposure to energy, and maintain a low sensitivity to interest rate movements.

As shown in Figure 1, the Altegris Fixed Income Long Short Fund’s Class A (at NAV), Class I and Class N shares delivered returns over the 12-month period of 5.14%, 5.44% and 5.13%, respectively. Meanwhile, the Barclays US Aggregate Bond Index, HFRX Fixed Income – Credit Index and HFN Fixed Income (non-arbitrage) Index returned 5.97%, -1.76% and 6.53%, respectively. The Fund’s net assets under management totaled approximately $197 million as of December 31, 2014.

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Figure 1: Altegris Fixed Income Long Short Fund Performance Review
January 1, 2014 – December 31, 2014

			Quarterly Returns
		Since
	1-Year	Inception*	Q4 2014	Q3 2014	Q2 2014	Q1 2014
Class A (NAV)	5.14%	4.84%	-0.66%	0.20%	2.26%	3.30%
Class A (max load)**	-0.86%	1.52%	-6.41%	-5.59%	-3.60%	-2.61%
Class C (NAV)	N/A	1.95%	-0.75%	-0.07%	2.19%	N/A
Class I (NAV)	5.44%	5.08%	-0.60%	0.26%	2.40%	3.33%
Class N (NAV)	5.13%	4.80%	-0.65%	0.21%	2.24%	3.29%
Barclays US Aggregate Bond Index	5.97%	2.17%	1.79%	0.17%	2.04%	1.84%
HFRX Fixed Income – Credit Index	-1.76%	1.56%	-3.32%	-1.72%	0.97%	2.41%
HFN Fixed Income (non-arbitrage) Index	6.53%	7.41%	-0.02%	1.30%	2.28%	2.85%

*	The inception date for Class A, Class I and Class N is 2/28/13; inception date for Class C is 2/26/14. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 4.75%. Class A share investors may be eligible for a reduction in sales charges.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 3.05% for Class A, 3.80% for Class C, 2.80% for Class I and 3.05% for Class N, per the Fund’s prospectus dated April 30, 2014, as supplemented November 14, 2014.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until April 30, 2016, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 2.24%, 2.99%, 1.99%, and 2.24% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively, subject to possible recoupment in future years. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days written notice to the Fund’s adviser.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current the most recent month end, please call (888) 524-9441.

From inception to on or about October 15, 2013, the Fund’s fixed income long short strategy was managed by a single sub-adviser. Thereafter, an additional sub-adviser was engaged to also pursue the Fund’s fixed income long short strategy, consistent with the Fund’s multi-manager approach. The Fund’s

2

initial performance attributed to a single sub-adviser, may not necessarily be indicative of its future performance as a multi-manager fund.

The referenced indices are shown for general market comparisons and are not meant to represent any particular fund. An investor cannot invest directly in an index. Moreover, indices do not reflect commissions or fees that may be charged to an investment product, which may materially affect the performance.

Fund Overview

The Altegris Fixed Income Long Short Fund seeks to achieve total return through a combination of current income and capital appreciation. The Fund seeks to achieve its goals by currently allocating to two premier long/short fixed income managers – RockView Management and Premium Point Investments – and focusing on identifying attractive long and short opportunities with low sensitivity to rising interest rates. RockView focuses on fundamental corporate credit investing across both high yield and convertible bonds and has a demonstrated history of generating alpha from shorting bonds. Premium Point’s core focus is on the fundamental analysis of housing and trading within the mortgage-backed securities (MBS) markets. As of December 31, 2014, the target allocation for each sub-adviser remained at 50% (Figure 2).

Figure 2: Fixed Income Long Short Sub-Strategy Target Allocation* | As of December 31, 2014

*	Target allocation as a percentage of fixed income long short strategy allocation, excludes cash and cash equivalents.

Drivers of Fund Performance

The Fund performed well on an absolute return basis over the 12-month period, which was driven by strong security selection and sector allocation throughout the year. In light of the Fund’s low duration mandate, it was unable to fully keep pace with the traditional fixed income market which benefited from the persistent decline in interest rates throughout most of the year. While the Fund underperformed the HFN Fixed Income (non-arbitrage) Index as the benchmark benefited from the largely long-biased and leveraged positioning of its hedge fund constituents, it outperformed its other comparable benchmark index, the HFRX Fixed Income – Credit Index, as the Fund’s lower weighting to high yield energy bonds and overweight to mortgages provided for outperformance during the year.

3

Each sub-adviser generated meaningful returns over the 12-month period (Figure 3). RockView’s convertible bond holdings (including equity hedges) were the Fund’s top-performing sector over the period under review, and benefited from growth opportunities and catalysts in both technology and healthcare. While convertible bond prices are substantially driven by the price of the underlying equity, RockView’s convertible bond strategy owes much of its success to its idiosyncratic or company-specific approach to security selection. For example, in January 2014, the S&P 500 Total Return Index was down -3.46% for the month while the portfolio’s convertible bond holdings generated positive performance for the Fund.

RockView’s high yield corporate credit positions also generated positive returns over the 12-month period as gains early in the year more than offset losses in the latter part of the year, even as high yield credit spreads reversed course halfway through 2014 and widened to their highest levels since the end of 2012. One of the drivers behind RockView’s performance in this sector is its unique approach to identifying high yield credit opportunities. RockView focuses its research efforts on high yield bonds that are underfollowed, but offer the same fundamentals as their index counterparts, and trade at an additional yield spread over the heavily followed issues within the high yield ETFs. Not investing in what the sub-adviser considers to be “over-followed” bonds proved particularly beneficial, particularly in Q4 as oil prices declined. The energy sector comprises roughly 15% of the high yield index – the largest weighting of any sector – and was hit particularly hard during the fourth quarter. However, RockView’s limited exposure to the sector and significant underweight when compared to the high yield index served to limit losses during Q4. As oil prices continued to fall throughout the end of the year, RockView thoughtfully reduced its energy exposure even further by paring back or exiting positions altogether.

During the 12-month period, RockView incurred small losses from its short credit and equity positions. RockView’s short equity positions are implemented to hedge the equity market sensitivity within its convertible bond holdings, and therefore generated small losses as the sub-adviser’s long convertible positions performed well during the year. RockView’s short credit positions also contributed losses as investment grade credit spreads tightened throughout the first part of the year and again towards the end of 2014.

Premium Point’s long agency MBS positions were the Fund’s second largest contributor to performance over the 12-month period, which is particularly impressive as these positions have a negative duration profile that stand to benefit from rising interest rates, which clearly was not the case in 2014. Despite interest rates declining throughout most of the year, these positions benefited from prepayments remaining low as mortgage rates remained well above 2013 levels (30-year conventional mortgage rates were 3.3% at the beginning of 2013 and finished the year at 3.9%1), offering little incentive for homeowners to refinance – even toward the end of the period under review. Premium Point’s non-agency MBS positions also generated positive returns for the 12-month period as the sector benefited from continued home price appreciation (albeit at a slower pace towards the end of the year) and a strong improvement in borrower fundamentals2.

[1]	As measured by 30-Year Conventional Mortgage Rate; weekly data as of 1/1/15.

[2]	Fundamentals include, but are not limited to delinquency rates, loan performance, a borrower’s credit score, debt-to-income ratio, and mortgage loan-to-value.

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While the Fund generated strong returns across multiple sectors throughout the year, perhaps more noteworthy is the Fund’s strong performance on down days for traditional fixed income. The Barclays U.S. Aggregate Bond Index returned -13.0% over its 109 losing days during 2014, while the Fund generated positive performance of 5.5% over the same set of days. In addition, the Fund was able to limit losses on the market downside in what was a difficult end to the year for high yield corporate credit, as the BofA Merrill Lynch U.S. High Yield Master II Total Return Index returned -13.8% over its 86 losing days during 2014, while the Fund returned -2.0% over the same set of days. Since its inception on February 28, 2013, the Fund has generated positive returns across multiple periods of rising and falling rates, and has a -0.10 correlation to the Barclays U.S. Aggregate Bond Index and a 0.30 correlation to the BofA Merrill Lynch U.S. High Yield Master II Total Return Index – further demonstrating the Fund’s ability to diversify both long-only credit and traditional fixed income portfolios.

Figure 3: Performance by Sub-Strategy | January 1, 2014 – December 31, 2014

Performance attribution reflects a weight-adjusted allocation based on manager exposure to account for fees and expenses for Class A. Past performance is not indicative of future results.

Figure 4: Performance by Sector | January 1, 2014 – December 31, 2014

Performance attribution reflects a weight-adjusted allocation based on sector exposure to account for fees and expenses for Class A. Past performance is not indicative of future results.

5

Outlook

After several years of strong returns from longer-biased positioning within the fixed income markets, the Fund’s sub-advisers have shifted their portfolios to a more balanced stance. We believe areas of the mortgage sector continue to offer solid risk/reward characteristics when compared to other fixed income markets, but a slowdown in home price appreciation and falling interest rates could lead to rising prepayments in the year ahead. Accordingly, Premium Point has increased hedges within its portfolio over the last several months. In the corporate high yield sector, default rates remain low and RockView sees the 2014 sell-off as a buying opportunity given the solid fundamental backdrop in the U.S. The opportunity set in high yield, however, requires an intense focus on evaluating downside risk in the event that credit spread widening continues in the coming year. With increased volatility in the high yield market expected to persist in 2015, we believe an active, trading-based orientation is the preferred stance in the year ahead.

At present, the Fund’s sub-advisers continue to see the balance of opportunities on the long side of the portfolio - although with a more cautious outlook - and continue to emphasize that the preferred stance in the current market environment is to take prudent credit risk and seek to minimize exposure to interest rate risk. The Fund’s short exposure has increased to nearly 40%, above the 20% range it had been in for most of 2014, and each sub-adviser continues to maintain the flexibility to increase its short positions if market conditions or fundamentals warrant. The Fund maintained a low level of duration (2.17 years as of year-end), and will likely remain in a range of 0 to 3 years given the current economic environment and anticipated U.S. interest rate tightening sometime in 2015.

We thank you for investing in the Altegris Fixed Income Long Short Fund, and look forward to enhancing our partnership with you.

Sincerely,

Eric Bundonis, CFA	Robert J. Murphy, CFA, FRM, CAIA
Director of Research and Sourcing	Deputy Chief Investment Officer
Portfolio Manager	Portfolio Manager

INDEX DEFINITIONS

The Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

The HFRX Fixed Income-Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-

6

strategies. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

The HFN Fixed Income (non-arbitrage) Index includes funds that are invested in fixed income instruments, and tend to be long-biased holders of securities. Funds may employ long/short strategies attempting to benefit from under or overvalued fixed income securities. These funds may be highly leveraged.

The BofA Merrill Lynch U.S. High Yield Master II Total Return index tracks the performance of U.S. dollar denominated below investment grade rated corporate debt publically issued in the U.S. domestic market. Each security must have greater than 1 year of remaining maturity, a fixed coupon schedule, and a minimum amount outstanding of $100 million.

GLOSSARY

Alpha. A measure of performance on a risk-adjusted basis. Alpha is often considered to represent the value that a portfolio manager adds to or subtracts from a fund’s return.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1070-NLD-2/11/2015

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Altegris Fixed Income Long Short Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2014

The Fund’s performance figures* for the year ended December 31, 2014, compared to its benchmark:

		Annualized
		Since Inception	Since Inception
	One Year	February 28, 2013	February 26, 2014
Altegris Fixed Income Long Short Fund - Class A	5.14%	4.84%	N/A
Altegris Fixed Income Long Short Fund - Class A with load **	(0.86)%	1.52%	N/A
Altegris Fixed Income Long Short Fund - Class C	N/A	N/A	1.95%
Altegris Fixed Income Long Short Fund - Class I	5.44%	5.08%	N/A
Altegris Fixed Income Long Short Fund - Class N	5.13%	4.80%	N/A
HFRX Fixed Income - Credit Index ***	(1.76)%	1.56%	(3.59)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total operating expense ratios before waiver, per the Fund’s prospectus dated April 30, 2014, are 3.05%, 3.80%, 2.80% and 3.05% for Class A, Class C, Class I and Class N shares, respectively. Class A shares are currently subject to a maximum sales charge of 4.75% imposed on purchases. Class A and C shares may be subject to a contingent deferred sales charge of 1.00%. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%. Fund shares were sold with a maximum intial sales charge of 5.75% and did not apply to purchases of $1,000,000 and over. The front end sales charge was reduced to 4.75% on September 1, 2014.

***	HFRX Fixed Income - Credit Index: Includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage, multi-strategy and other relative value and event driven sub-strategies. The index includes funds that have at least $50 million under management and a 24-month track record (typical). Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 28, 2013– December 31, 2014

Past performance is not necessarily indicative of future results.

*****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by Sector	% of Net Assets
Mortgage Backed Securities	30.9%
Asset Backed Securities	17.0%
Consumer, Non-cyclical	13.4%
Communications	11.8%
Financial	10.3%
Technology	7.3%
Industrial	3.9%
Consumer, Cyclical	2.7%
Energy	1.5%
Basic Materials	0.8%
Other Assets Less Liabilities	0.4%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detail of the Fund’s holdings.

8

Altegris Fixed Income Long Short Fund

PORTFOLIO OF INVESTMENTS

December 31, 2014

Principal
Amount ($)			Yield (%)	Maturity	Value
		BONDS & NOTES - 21.5%
		AGRICULTURE - 1.3%
2,449,000		Vector Group Ltd. (c)	7.7500	2/15/2021	$2,577,573

		BANKS - 0.8%
1,100,000		Lloyds TSB Bank PLC (a,b,c)	12.0000	Perpetual	1,562,000

		CHEMICALS - 0.8%
1,000,000		Cornerstone Chemical Co. (b,c)	9.3750	3/15/2018	1,020,000
500,000		Cornerstone Chemical Co. (c)	9.3750	3/15/2018	510,000
					1,530,000
		DIVERSIFIED FINANCIAL SERVICES - 2.5%
3,730,000		ILFC E- Capital Trust II (a,b)	6.2500	12/21/2065	3,655,400
2,000,000		Lehman Brothers Holdings, Inc.	6.8750	5/2/2018	297,500
1,000,000		Jefferies Finance LLC. (b)	7.5000	4/15/2021	930,000
					4,882,900
		ELECTRONICS - 0.6%
1,125,000		Interface Master Holdings, Inc. (b,e)	12.5000	8/1/2018	1,129,219

		INVESTMENT COMPANIES - 1.8%
3,500,000		Covenant Surgical Partners, Inc. (b)	8.7500	8/1/2019	3,535,000

		OIL & GAS - 1.2%
1,500,000		American Eagle Energy Corp. (b)	11.0000	9/1/2019	645,000
650,000	CAD	Crew Energy, Inc.	8.3750	10/21/2020	539,655
583,000		Gastar Exploration USA, Inc.	8.6250	5/15/2018	518,870
1,000,000		Light Tower Rentals, Inc. (b,c)	8.1250	8/1/2019	777,500
					2,481,025
		PACKAGING & CONTAINERS - 0.4%
588,310	EUR	Kleopatra Holdings 1 (b,e)	10.2500	8/15/2017	719,211

		PHARMACEUTICALS - 2.1%
4,000,000		Salix Pharmaceuticals Ltd. (b,c)	6.0000	1/15/2021	4,080,000

		REAL ESTATE - 1.0%
2,000,000		Hunt Co., Inc. (b,c)	9.6250	3/1/2021	2,040,000

		REITS - 0.1%
250,000		ARC Properties Operating Partnership LP	2.0000	2/6/2017	238,267

		SOFTWARE - 1.9%
500,000		First Data Corp. (b,c,)	8.2500	1/15/2021	535,000
1,500,000		First Data Corp. (b,c,e)	8.7500	1/15/2022	1,612,500
1,500,000		Interface Security Systems Holdings, Inc.	9.2500	1/15/2018	1,515,000
					3,662,500
		TELECOMMUNICATIONS - 4.1%
2,200,000		Avanti Communications Group PLC (b)	10.0000	10/1/2019	2,112,000
1,500,000		Avaya, Inc. (b)	9.0000	4/1/2019	1,533,750
250,000		Digicel Group Ltd. (b,c)	8.2500	9/30/2020	242,500
250,000		Digicel Ltd. (b,c)	8.2500	9/1/2017	253,125
2,000,000		H2C Holdings, Inc. (b)	11.0000	12/1/2019	1,960,000
500,000		Intelsat Luxembourg SA (c)	8.1250	6/1/2023	510,000
500,000		Intelsat Luxembourg SA	7.7500	6/1/2021	501,250
750,000		Nortel Networks Ltd. (c,d)	10.7500	7/15/2016	845,625
					7,958,250
		TRANSPORTATION - 2.9%
2,000,000		CEVA Group PLC (b)	9.0000	9/1/2021	1,880,000
1,000,000		CEVA Group PLC (b,c)	7.0000	3/1/2021	965,000
3,000,000		Overseas Shipholding Group, Inc.	8.1250	3/30/2018	2,932,500
					5,777,500

		TOTAL BONDS & NOTES (Cost - $44,116,081)			42,173,445

The accompanying notes are an integral part of these financial statements.

9

Altegris Fixed Income Long Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Principal
Amount ($)		Yield (%)	Maturity	Value
	CONVERTIBLE BONDS - 26.0%
	AUTO MANUFACTURERS - 1.1%
2,000,000	Fiat Automobiles NV (c)	7.8750	12/15/2016	$2,150,000

	COMMERCIAL SERVICES - 1.4%
2,250,000	Albany Molecular Research, Inc.	2.2500	11/15/2018	2,815,313

	HEALTHCARE-PRODUCTS - 1.2%
2,000,000	Insulet Corp.	2.0000	6/15/2019	2,352,500

	INSURANCE - 1.5%
2,350,000	MGIC Investment Corp (b)	9.0000	4/1/2063	2,999,188

	INTERNET - 2.7%
2,500,000	MercadoLibre, Inc. (b)	2.2500	7/1/2019	2,968,750
1,250,000	Qihoo 360 Technology Co Ltd. (b)	2.5000	9/15/2018	1,204,688
1,000,000	Qihoo 360 Technology Co Ltd. (b)	1.7500	8/15/2021	827,500
250,000	Qihoo 360 Technology Co Ltd. (b)	0.5000	8/15/2020	217,188
				5,218,126
	LEISURE TIME - 1.6%
2,750,000	Jarden Corp. (b)	1.1250	3/15/2034	3,081,719

	PHARMACEUTICALS - 6.0%
2,000,000	Clovis Oncology, Inc. (b)	2.5000	9/15/2021	2,288,750
2,750,000	Jazz Investments Ltd (b)	1.8750	8/15/2021	3,110,937
1,500,000	Omnicare, Inc.	3.5000	2/15/2044	1,792,500
2,000,000	Orexigen Therapeutics, Inc.	2.7500	12/1/2020	2,002,500
2,000,000	TESARO, Inc.	3.0000	10/1/2021	2,492,500
				11,687,187
	REITS - 1.7%
2,250,000	American Realty Capital Properties, Inc. (c)	3.0000	8/1/2018	2,077,031
1,500,000	RAIT Financial Trust (c)	4.0000	10/1/2033	1,345,312
				3,422,343
	SEMICONDUCTORS - 5.5%
1,500,000	Intel Corp.	2.9500	12/15/2035	1,970,625
2,150,000	InvesSense, Inc.	1.7500	11/1/2018	2,137,906
2,541,000	Jazz Technologies, Inc. (b)	8.0000	12/31/2018	3,605,044
3,125,000	SunEdison, Inc. (b,c)	0.2500	1/15/2020	3,027,344
				10,740,919
	TELECOMMUNICATIONS - 3.3%
2,750,000	Infinera Corp	1.7500	6/1/2018	3,652,344
2,250,000	Palo Alto Networks, Inc. (b,c) ^	0.4300	7/1/2019	2,842,031
				6,494,375

	TOTAL CONVERTIBLE BONDS (Cost - $47,784,675)			50,961,670

The accompanying notes are an integral part of these financial statements.

10

Altegris Fixed Income Long Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Principal
Amount ($)		Yield (%)	Maturity	Value
	MORTGAGE BACKED SECURITIES - 30.9%
	U.S. GOVERNMENT AGENCY - 21.6%
14,339,001	Fannie Mae 2011-101 AS (a,f)	6.2805	10/25/2041	$2,973,966
9,517,759	Fannie Mae 2012-103 TS (a,f)	6.3805	9/25/2042	2,199,110
4,352,257	Fannie Mae 2012-118 IN (f)	3.5000	11/25/2042	974,971
17,340,931	Fannie Mae 2012-147 WI (f)	4.0000	1/25/2033	3,333,069
10,189,795	Fannie Mae 2012-33 XS (a,f)	6.2805	4/25/2042	1,919,953
9,163,698	Fannie Mae 2013-70 EI (f)	3.0000	7/25/2028	1,223,799
1,881,422	Fannie Mae 2014-81 JS (a,f)	5.9305	12/25/2044	344,554
7,708,773	Freddie Mac 3122 DS (a,f)	6.5392	3/15/2036	1,213,587
12,807,339	Freddie Mac 3747 CS (a,f)	6.3392	10/15/2040	2,892,890
16,614,815	Freddie Mac 3904 HS (a,f)	6.2892	8/15/2041	3,723,789
31,907,750	Freddie Mac 3960 SL (a,f)	6.3392	11/15/2041	6,890,364
11,176,649	Freddie Mac 3998 SA (a,f)	6.2892	2/15/2042	2,636,528
13,777,503	Freddie Mac 4096 SM (a,f)	5.8892	8/15/2042	2,766,871
32,244,772	Freddie Mac 4108 SC (a,f)	5.9392	9/15/2042	5,946,110
15,102,615	Freddie Mac 4136 NI (f)	2.5000	11/15/2027	1,613,733
98,636,576	Government National Mortgage Association (a,f)	0.2766	11/16/2043	1,753,679
				42,406,973
	WHOLE LOAN COLLATERAL - 9.3%
5,156,073	Alternative Loan Trust 2006-OA19 (a)	0.3455	2/20/2047	3,808,466
4,065,043	Alternative Loan Trust 2006-OA21 (a)	0.3555	3/20/2047	3,206,270
3,824,604	Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-OA1 (a)	0.3695	2/25/2047	3,090,991
4,429,760	Structured Asset Mortgage Investments II Trust 2006-AR7 (a)	0.3795	8/25/2036	3,440,245
5,634,204	WaMu Mortgage Pass-Through Certificates Series 2007-OA6 Trust (a)	0.9231	7/25/2047	4,752,423
				18,298,395

	TOTAL MORTGAGE BACKED SECURITIES (Cost- $59,511,661)			60,705,368

	ASSET BACKED SECURITIES - 17.0%
6,763,798	GSAMP Trust 2007-NC1 (a)	0.3195	12/25/2046	3,880,499
5,003,553	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-D (a)	0.3095	11/25/2036	3,954,298
6,180,529	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2006-E (a)	0.3095	4/25/2037	3,733,540
7,537,420	MASTR Asset Backed Securities Trust 2006-HE5 (a)	0.2695	11/25/2036	5,041,788
4,833,875	Morgan Stanley ABS Capital I Inc Trust 2006-HE4 (a)	0.4095	6/25/2036	3,569,300
984,833	Morgan Stanley ABS Capital I Inc Trust 2006-NC5 (a)	0.3995	10/25/2036	690,093
3,021,059	Morgan Stanley ABS Capital I Inc Trust 2007-HE2 (a)	0.2995	1/25/2037	1,828,230
4,737,312	Morgan Stanley ABS Capital I Inc Trust 2007-HE5 (a)	0.2795	3/25/2037	2,655,372
3,532,147	Morgan Stanley ABS Capital I Inc Trust 2007-HE5 (a)	0.4195	3/25/2037	2,014,663
6,443,153	Morgan Stanley ABS Capital I Inc Trust 2007-NC2 (a)	0.4995	2/25/2037	4,134,887
2,691,429	Morgan Stanley ABS Capital I Inc Trust 2007-NC3 (a)	0.3095	5/25/2037	1,905,817
	TOTAL ASSET BACKED SECURITIES (Cost- $33,881,148)			33,408,487

	BANK LOANS - 1.8%
	INTERNET - 1.8%
1,500,000	iParadigms Holdings LLC (a)	8.2500	7/31/2022	1,479,375
1,881,614	Manwin Licensing Intl SARL (a)	14.0000	10/18/2018	2,055,663
	TOTAL BANK LOANS (Cost - $3,432,901)			3,535,038

Shares
	COMMON STOCK - 0.0%
	OIL & GAS - 0.0%
5,791	Halcon Resources Corp. *			10,308
	TOTAL COMMON STOCK (Cost - $28,525)

		Dividend (%)
	PREFERRED STOCKS - 2.4%
	AGRICULTURE - 1.4%
24,125	Bunge Limited	4.8750	Perpetual	2,714,063

	OIL & GAS - 0.3%
991	Halcon Resources Corp.	5.7500	Perpetual	480,635

	REITS - 0.7%
63,987	American Realty Capital Properties, Inc.	6.7000	Perpetual	1,462,103

	TOTAL PREFERRED STOCK (Cost - $4,933,146)			4,656,801

The accompanying notes are an integral part of these financial statements.

11

Altegris Fixed Income Long Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Number of
Contracts **			Expiration	Value
	OPTIONS PURCHASED - 0.0%
	PUT OPTIONS PURCHASED - 0.0%
1,100	PowerShares QQQ @ $101.00		Jan-15	$88,000
	TOTAL OPTIONS PURCHASED (Cost - $123,492)

	TOTAL INVESTMENTS - 99.6% (Cost - $193,811,629) (h)			$195,539,117
	OTHER ASSETS LESS LIABILITIES - 0.4%			785,561
	NET ASSETS - 100.0%			$196,324,678

Shares
	SECURITIES SOLD SHORT - (20.5) %
	COMMON STOCKS - (4.6) %
	AGRICULTURE - (0.0) %
(600)	Bunge Limited			$(54,546)

	AUTO MANUFACTURERS - (0.3) %
(43,500)	Fiat Chrysler Automobiles NV *			(503,730)

	COMMERCIAL SERVICES - (0.2) %
(23,885)	Albany Molecular Research, Inc. *			(388,848)

	HEALTHCARE - PRODUCTS - (0.2) %
(8,500)	Insulet Corp. *			(391,510)

	INTERNET - (0.4) %
(5,600)	MercadoLibre, Inc.			(714,952)
(1,800)	Qihoo 360 Technology Co Ltd. - ADR *			(103,068)
				(818,020)
	LEISURE TIME - (0.2) %
(10,000)	Jarden Corp. *			(478,800)

	OIL & GAS - (0.1) %
(83,600)	Halcon Resources Corp. *			(148,808)

	PHARMACEUTICALS - (1.0) %
(7,800)	Clovis Oncology, Inc. *			(436,800)
(4,000)	Jazz Pharmaceuticals PLC *			(654,920)
(2,800)	Omnicare, Inc.			(204,204)
(42,700)	Orexigen Therapeutics, Inc. *			(258,762)
(12,600)	Tesaro, Inc. *			(468,594)
				(2,023,280)
	SEMICONDUCTORS - (1.3) %
(13,000)	Intel Corp.			(471,770)
(26,000)	InvenSense, Inc.			(422,760)
(37,000)	Sunedison, Inc. *			(721,870)
(70,000)	Tower Semiconductor Ltd. *			(933,100)
				(2,549,500)
	TELECOMMUNICATIONS - (0.9) %
(64,000)	Infinera Corp. *			(942,080)
(6,000)	Palo Alto Networks, Inc.			(735,420)
				(1,677,500)

	TOTAL COMMON STOCK SOLD SHORT (Proceeds - $8,712,880)			(9,034,542)

Principal
Amount ($)		Yield (%)	Maturity

	MORTGAGE BACKED SECURITIES - (15.9) %
	U.S. GOVERNMENT AGENCY - (15.9) %
(30,000,000)	Fannie Mae TBA Pool (Proceeds - $31,050,000)	3.5000	1/25/2044	(31,272,660)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $39,762,879)			$(40,307,202)

The accompanying notes are an integral part of these financial statements.

12

Altegris Fixed Income Long Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

REIT - Real Estate Investment Trust

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.

^	Zero coupon security. The rate shown ins the effective rate at purchase.

+	Callable on December 16, 2024 @ $100.00

*	Non income producing

**	Each option contract allows the holder of the option to sell 100 shares of the underlying security.

(a)	Variable rate security - interest rate subject to period change. The rate shown is the effective rate as of December 31, 2014.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions. exempt from qualified institutional buyers. At December 31, 2014, these securities amounted to $57,657,843 or 29.5% of net assets.

(c)	All or part of the security was held as collateral for securities sold short as of December 31, 2014. These securities amounted to $17,621,281.

(d)	Security in default.

(e)	Paid in Kind.

(f)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corp.(“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) currently operate under a federal conservatorship.

(g)	Step-Up Bond; the interest rate shown is the rate in effect as of December 31, 2014.

(h)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $193,825,663 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$7,008,122
Unrealized Depreciation:	(5,294,368)
Net Unrealized Appreciation:	$1,713,754

OPEN OTC CREDIT DEFAULT SWAP AGREEMENTS - PROTECTION PURCHASED
						Upfront	Unrealized
		Protection	Termination	Notional	Notional	Payments Paid	Appreciation
Reference Entity	Counterparty	Premium Rate	Date	Principal	Value	(Received)	(Depreciation)
Arrow Electronics, Inc.	JP Morgan	(1.00)%	6/20/2018	1,000,000	1,021,610	(15,268)	$(36,876)
Campbell Soup Company	JP Morgan	(1.00)%	6/20/2018	1,000,000	1,023,240	12,119	(11,124)
Campbell Soup Company	JP Morgan	(1.00)%	6/20/2019	1,000,000	1,024,170	12,812	(11,354)
Cardinal Health, Inc.	JP Morgan	(1.00)%	6/20/2019	1,000,000	1,036,440	28,452	(7,983)
Cardinal Health, Inc.	JP Morgan	(1.00)%	6/20/2018	1,000,000	1,029,170	14,172	(14,995)
Computer Associates, Inc.	JP Morgan	(1.00)%	6/20/2018	1,000,000	1,020,580	(5,267)	(25,850)
Computer Associates, Inc.	JP Morgan	(1.00)%	12/20/2019	1,000,000	1,016,080	—	(16,081)
Computer Sciences Corporation	JP Morgan	(1.00)%	6/20/2019	1,000,000	1,176,510	180,281	3,771
Computer Sciences Corporation	JP Morgan	(1.00)%	6/20/2018	1,000,000	1,012,560	(17,806)	(30,371)
Eastman Chemical Co.	JP Morgan	(1.00)%	6/20/2018	1,000,000	1,018,390	2,660	(15,726)
Federated Department Stores, Inc.	JP Morgan	(1.00)%	6/20/2018	1,000,000	1,023,170	996	(22,178)
Federated Department Stores, Inc.	JP Morgan	(1.00)%	12/20/2019	1,000,000	1,019,800	10,318	(9,479)
Hasbro, Inc.	JP Morgan	(1.00)%	6/20/2019	1,000,000	1,016,640	3,372	(13,267)
Hasbro, Inc.	JP Morgan	(1.00)%	6/20/2019	1,000,000	1,016,640	4,217	(12,422)
Kohl’s Corp.	JP Morgan	(1.00)%	9/20/2019	1,500,000	1,504,650	(20,348)	(24,998)
New York Times Co.	JP Morgan	(1.00)%	12/20/2019	1,000,000	973,390	(32,174)	(5,564)
Packaging Corporation of America	JP Morgan	(1.00)%	6/20/2018	1,000,000	1,019,390	(8,200)	(27,588)
Pitney Bowes, Inc.	JP Morgan	(1.00)%	9/20/2019	1,500,000	1,523,970	3,330	(20,641)
Quest Diagnostics Inc.	JP Morgan	(1.00)%	6/20/2018	1,000,000	1,016,330	(7,223)	(23,548)
Quest Diagnostics Inc.	JP Morgan	(1.00)%	6/20/2019	1,000,000	1,010,890	(11,238)	(22,129)
Staples, Inc.	JP Morgan	(1.00)%	12/20/2019	1,000,000	974,660	(57,184)	(31,847)
Staples, Inc.	JP Morgan	(1.00)%	9/20/2019	500,000	490,470	(23,751)	(14,220)
The Western Union Company	JP Morgan	(1.00)%	3/20/2019	500,000	500,625	(16,390)	(17,015)
The Western Union Company	JP Morgan	(1.00)%	6/20/2018	500,000	504,400	(10,132)	(14,532)
Tyson Foods, Inc.	JP Morgan	(1.00)%	6/20/2019	500,000	509,375	—	(9,375)
Xerox Corporation	JP Morgan	(1.00)%	12/20/2019	1,000,000	1,016,880	13,247	(3,632)
Xerox Corporation	JP Morgan	(1.00)%	3/20/2019	1,000,000	1,021,160	797	(20,366)
Xerox Corporation	JP Morgan	(1.00)%	9/20/2018	500,000	510,635	(11,950)	(22,587)
NET UNREALIZED DEPRECIATION FROM CREDIT DEFAULT SWAPS							$(481,977)

OPEN CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS ON CREDIT INDICES
						Upfront
		Protection	Termination	Notional	Notional	Payments Paid	Unrealized
	Counterparty	Premium Rate	Date	Principal	Value	(Received)	(Depreciation)
Protection Purchased:
CDX.NA.IG.21 5-Year Index	JP Morgan	(1.00)%	12/20/2018	1,000,000	1,019,210	13,973	(5,235)
CDX.NA.IG.21 5-Year Index	JP Morgan	(1.00)%	12/20/2018	1,000,000	1,019,210	13,928	(5,280)

Protection Sold
CDX.NA.HYS.23 5-Year Index	JP Morgan	5.00%	12/20/2019	1,000,000	1,055,300	(52,909)	$9,195
CDX.NA.HYS.22 5-Year Index	JP Morgan	5.00%	6/20/2019	990,000	1,039,995	(47,299)	20,931
CDX.NA.HYS.22 5-Year Index	JP Morgan	5.00%	6/20/2019	990,000	1,048,608	(55,480)	12,750
CDX.NA.HYS.22 5-Year Index	JP Morgan	5.00%	6/20/2019	990,000	1,050,489	(57,294)	10,936

NET UNREALIZED DEPRECIATION FROM CREDIT DEFAULT SWAPS ON CREDIT INDICES							$43,297

The accompanying notes are an integral part of these financial statements.

13

Altegris Fixed Income Long Short Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

CENTRALLY CLEARED INTERST RATE SWAPS
							Unrealized
	Pay/Receive	Fixed		Termination	Notional	Market	Appreciation
Floating Rate Index	Floating Rate	Rate	Counterparty	Date	Principal	Value	(Depreciation)
3-Month USD- LIBOR	Pay	1.82%	JP Morgan	4/3/2019	4,180,000	(49,765)	$(33,553)
3-Month USD- LIBOR	Pay	1.17%	JP Morgan	7/31/2017	17,000,000	(91,551)	(15,026)
3-Month USD- LIBOR	Receive	2.88%	JP Morgan	4/3/2024	2,920,000	179,210	160,326
3-Month USD- LIBOR	Pay	1.83%	JP Morgan	4/1/2019	15,000,000	(185,781)	(126,241)
3-Month USD- LIBOR	Pay	1.03%	JP Morgan	4/1/2017	19,500,000	(48,858)	(10,163)
3-Month USD- LIBOR	Pay	1.00%	JP Morgan	4/3/2017	5,430,000	(10,376)	(187)
3-Month USD- LIBOR	Pay	1.82%	JP Morgan	7/31/2019	8,000,000	(104,090)	(46,082)
3-Month USD- LIBOR	Receive	2.59%	JP Morgan	7/31/2024	6,000,000	235,386	172,690
3-Month USD- LIBOR	Pay	1.88%	JP Morgan	10/8/2019	10,000,000	(107,827)	(69,811)
3-Month USD- LIBOR	Receive	2.85%	JP Morgan	4/1/2024	11,700,000	695,196	618,876
NET UNREALIZED APPRECIATION FROM INTEREST RATE SWAPS							$650,829

The accompanying notes are an integral part of these financial statements.

14

Altegris Fixed Income Long Short Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investment securities:
At cost	$193,811,629
At value	$195,539,117
Segregated cash at broker	7,799,420
Cash	2,172,460
Receivable for securities sold	31,152,465
Dividends and interest receivable	1,830,124
Receivable for Fund shares sold	1,113,369
Unrealized appreciation on swap contracts	1,009,475
Net amortized upfront payments paid on credit default swaps	135,239
Prepaid expenses and other assets	49,657
TOTAL ASSETS	240,801,326

LIABILITIES
Securities sold short, at value (proceeds $39,762,879)	40,307,202
Foreign currency overdraft (proceeds $1,372,235)	1,188,508
Payable for Fund shares repurchased	944,948
Unrealized depreciation on swap contracts	797,326
Payable for investments purchased	707,125
Investment advisory fees payable	294,102
Payable for credit default swap periodic payments settlement	143,501
Distribution (12b-1) fees payable	18,907
Accrued expenses and other liabilities	75,029
TOTAL LIABILITIES	44,476,648
NET ASSETS	$196,324,678

Composition of Net Assets:
Paid in capital	$198,079,559
Undistributed net investment income	1,090,172
Accumulated net realized loss from investments	(4,424,725)
Net unrealized appreciation of investments	1,579,672
NET ASSETS	$196,324,678

Net Asset Value Per Share:
Class A Shares:
Net Assets	$17,574,998
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,689,123
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$10.40
Maximum offering price per share (net asset value plus maximum sales charge of 4.75%) (c)	$10.92

Class C Shares:
Net Assets	$10,477,109
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,009,395
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b,d)	$10.38

Class I Shares:
Net Assets	$146,302,735
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	14,039,399
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.42

Class N Shares:
Net Assets	$21,969,836
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,112,205
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.40

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

(d)	Investments in Class C shares redeemed within 12 months after purchase will be charged a CDSC of up to 1.00%.

The accompanying notes are an integral part of these financial statements.

15

Altegris Fixed Income Long Short Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$6,264,427
Dividends (net of foreign withholding taxes of $1,048)	196,813
TOTAL INVESTMENT INCOME	6,461,240

EXPENSES
Advisor fees	2,282,261
Short sale interest expense	23,060
Short sale dividend expense	373,708
Distribution (12b-1) fees:
Class A	26,560
Class C (a)	28,142
Class N	40,211
Administrative services fees	88,657
Registration fees	83,348
Professional fees	65,331
Transfer agent fees	55,332
Custodian fees	35,219
Printing and postage expenses	30,855
Non 12b-1 shareholder servicing fees	27,783
Accounting services fees	22,545
Compliance officer fees	15,162
Trustees fees and expenses	11,811
Insurance expense	1,566
Other expenses	7,126
TOTAL EXPENSES	3,218,677
Less: Fees waived by the Advisor	(125,523)
NET EXPENSES	3,093,154

NET INVESTMENT INCOME	3,368,086

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	1,184,970
Foreign currency transactions	40,791
Options contracts purchased	(530,995)
Options contracts written	79,078
Securities sold short	(678,803)
Swaps	(348,177)
Net Realized Gain (Loss) on Investments	(253,136)

Net change in unrealized appreciation (depreciation) on:
Investments	34,177
Foreign currency translations	164,087
Options contracts purchased	(35,192)
Securities sold short	79,132
Swaps	454,871
Net Change in Unrealized Appreciation (Depreciation) on Investments	697,075

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	443,939

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,812,025

(a)	Class C commenced operations on February 26, 2014.

The accompanying notes are an integral part of these financial statements.

16

Altegris Fixed Income Long Short Fund

STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	December 31, 2014	December 31, 2013 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,368,086	$565,447
Net realized gain (loss) on investments	(253,136)	79,254
Net change in unrealized appreciation on investments	697,075	882,597
Net increase in net assets resulting from operations	3,812,025	1,527,298

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(591,703)	(26,466)
Class C (b)	(238,066)	—
Class I	(4,779,603)	(540,333)
Class N	(715,186)	(83,319)
From net realized gains
Class A	—	(6,714)
Class C (b)	—	—
Class I	—	(131,712)
Class N	—	(22,376)
Total distributions to shareholders	(6,324,558)	(810,920)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	20,898,011	2,653,702
Class C (b)	10,707,710	—
Class I	136,254,100	48,393,962
Class N	25,129,204	9,467,039
Net asset value of shares issued in reinvestment of distributions:
Class A	498,076	25,939
Class C (b)	228,764	—
Class I	4,431,619	640,312
Class N	533,343	30,406
Redemption fee proceeds:
Class A	122	2
Class C	22	—
Class I	839	127
Class N	69	20
Payments for shares redeemed:
Class A	(5,809,245)	(223,628)
Class C (b)	(180,067)	—
Class I	(39,261,271)	(3,232,097)
Class N	(11,146,286)	(1,919,961)
Net increase from shares of beneficial interest transactions	142,285,010	55,835,823

NET INCREASE IN NET ASSETS	139,772,477	56,552,201

NET ASSETS
Beginning of Year	56,552,201	—
End of Year *	$196,324,678	$56,552,201
* Includes undistributed net investment income (loss) of:	$1,090,172	$(61,517)

The accompanying notes are an integral part of these financial statements.

17

Altegris Fixed Income Long Short Fund

STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	December 31, 2014	December 31, 2013 (a)
SHARE ACTIVITY
Class A:
Shares Sold	1,956,023	258,536
Shares Reinvested	47,886	2,535
Shares Redeemed	(554,058)	(21,799)
Net increase in shares of beneficial interest outstanding	1,449,851	239,272

Class C: (b)
Shares Sold	1,004,584	—
Shares Reinvested	22,115	—
Shares Redeemed	(17,304)	—
Net increase in shares of beneficial interest outstanding	1,009,395	—

Class I:
Shares Sold	12,800,323	4,786,757
Shares Reinvested	424,899	62,530
Shares Redeemed	(3,719,825)	(315,285)
Net increase in shares of beneficial interest outstanding	9,505,397	4,534,002

Class N:
Shares Sold	2,365,618	932,852
Shares Reinvested	51,304	2,975
Shares Redeemed	(1,054,320)	(186,224)
Net increase in shares of beneficial interest outstanding	1,362,602	749,603

(a)	The Fund commenced operations on February 28, 2013.

(b)	Class C commenced operations on February 26, 2014.

The accompanying notes are an integral part of these financial statements.

18

Altegris Fixed Income Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A			Class C
	Year Ended	Period Ended		Period Ended
	December 31, 2014	December, 31 2013	(1)	December 31, 2014	(2)
Net asset value, beginning of year or period	$10.23	$10.00		$10.51

Income from investment operations:
Net investment income (loss) (3)	0.25	0.23		0.14
Net realized and unrealized gain on investments	0.28	0.15		0.06
Total from investment operations	0.53	0.38		0.20

Less distributions from:
Net investment income	(0.36)	(0.12)		(0.33)
Net realized gains	—	(0.03)		—
Total distributions	(0.36)	(0.15)		(0.33)

Redemption fees collected	0.00 (4)	0.00	(4)	—

Net asset value, end of year or period	$10.40	$10.23		$10.38

Total return (5)	5.14%	3.75	% (6)	1.95	% (6)

Net assets, at end of year or period (000s)	$17,575	$2,448		$10,477

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7)	2.61%	3.05	% (8)	3.45	% (8)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7)	2.31%	2.97	% (8)	3.06	% (8)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense	2.54%	2.31	% (8)	3.40	% (8)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense	2.24%	2.24	% (8)	2.99	% (8)

Ratio of net investment income (loss) to average net assets	2.33%	2.30	% (8)	1.53	% (8)

Portfolio Turnover Rate	74%	71	% (6)	74	% (6)

(1)	Class A commenced operations on February 28, 2013.

(2)	Class C commenced operations on February 26, 2014.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(4)	Represents less than $0.01 per share.

(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized.

The accompanying notes are an integral part of these financial statements.

19

Altegris Fixed Income Long Short Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I			Class N
	Year Ended	Period Ended		Year Ended	Period Ended
	December 31, 2014	December 31, 2013	(1)	December 31, 2014	December 31, 2013	(1)
Net asset value, beginning of period	$10.24	$10.00		$10.23	$10.00

Income from investment operations:
Net investment income (2)	0.28	0.20		0.26	0.19
Net realized and unrealized gain on investments	0.28	0.19		0.26	0.18
Total from investment operations	0.56	0.39		0.52	0.37

Less distributions from:
Net investment income	(0.38)	(0.12)		(0.35)	(0.11)
Net realized gains	—	(0.03)		—	(0.03)
Total distributions	(0.38)	(0.15)		(0.35)	(0.14)

Redemption fees collected (3)	0.00	0.00		0.00	0.00

Net asset value, end of period	$10.42	$10.24		$10.40	$10.23

Total return (4)	5.44%	3.90	% (5)	5.13%	3.69	% (5)

Net assets, at end of period (000s)	$146,303	$46,437		$21,970	$7,667

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	2.39%	2.80	% (7)	2.64%	3.05	% (7)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	2.09%	2.72	% (7)	2.34%	2.97	% (7)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense	2.29%	2.06	% (7)	2.54%	2.31	% (7)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense	1.99%	1.99	% (7)	2.24%	2.24	% (7)

Ratio of net investment income (loss) to average net assets (6)	2.66%	2.05	% (7)	2.39%	2.30	% (7)

Portfolio Turnover Rate	74%	71	% (5)	74%	71	% (5)

(1)	The Fund commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

20

Altegris Fixed Income Long Short Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1.	ORGANIZATION

The Altegris Fixed Income Long Short Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on February 28, 2013. The Fund seeks to achieve total return and to achieve this objective through a combination of current income and capital appreciation.

The Fund offers Class A, Class C, Class I and Class N shares. Class A, Class I and Class N commenced operations on February 28, 2013 and Class C commenced operations on February 26, 2014. Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. If Class C shares are redeemed within 12 months after purchase, a CDSC of up to 1.00% will be charged. Class N and C shares of the Fund are offered at their NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class C and Class N shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund operates as an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. The value of the credit default swap agreements entered by the Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the market, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements. The value of interest rate swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s CME price.

21

Altegris Fixed Income Long Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities; (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available, the spread between bid and asked prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

22

Altegris Fixed Income Long Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Bond & Notes	$—	$42,173,445	$—	$42,173,445
Convertible Bonds	—	50,961,670	—	50,961,670
Mortgage Backed Securities	—	60,705,368	—	60,705,368
Asset Backed Securities	—	33,408,487	—	33,408,487
Bank Loans	—	3,535,038	—	3,535,038
Common Stock	10,308	—	—	10,308
Preferred Stock	4,656,801	—	—	4,656,801
Purchased Options	88,000	—	—	88,000
Total Investments	$4,755,109	$190,784,008	$—	$195,539,117

Derivatives
Credit Default Swaps	$—	$3,771	$—	$3,771
Credit Default Swaps on Credit Indices	—	53,812	—	53,812
Interest Rate Swaps	—	951,892	—	951,892
Total Assets	$4,755,109	$191,793,483	$—	$196,548,592

Liabilities
Securities Sold Short *
Common Stock	$(9,034,542)	$—	$—	$(9,034,542)
Mortgage Backed Securities	—	(31,272,660)	—	(31,272,660)
Derivatives
Credit Default Swaps	—	(485,748)	—	(485,748)
Credit Default Swaps on Credit Indices	—	(10,515)	—	(10,515)
Interest Rate Swaps	—	(301,063)	—	(301,063)
Total Liabilities	$(9,034,542)	$(32,069,986)	$—	$(41,104,528)

*	Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the year.

There were no transfers between levels during the current year presented. It is the Fund’s policy to recognize transfers between levels at the end of the reporting year.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

23

Altegris Fixed Income Long Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Security in Default – During the year ended December 31, 2014, the Fund recognized no interest income related to its investment in Nortel & Lehman. During this period, the Fund discontinued the non-cash accretion of the discount to par value of Lehman based on its expectation that it will not realize par value on Nortel & Lehman.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2013 or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments, written options and U.S. government securities, amounted to $238,921,779 and $94,444,633, respectively. Short sales and closing purchases from securities sold short and reverse repurchase agreements amounted $107,157,873 and $71,862,178, respectively.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, liquidity and currency risks, the amount of which is not apparent from the financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions

24

Altegris Fixed Income Long Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty risk: Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations.

Interest Rate Swaps – The Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. Premium Point’s Fundamental MBS sub-strategy will seek to hedge risk and generate alpha utilizing various interest rate hedges and credit derivatives, including interest rate swaps.

Credit Default Swaps – Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as unamortized upfront payments on credit default swaps. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on swaps in the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. For the year ended December 31, 2014 the Fund’s trades of swap contracts resulted in a net loss of $348,177 which is included in the net realized gain from swaps in the Statement of Operations.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Reverse Repurchase Agreements – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund’s entry into reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse

25

Altegris Fixed Income Long Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

tax consequences to the Fund. Reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. Reverse repurchase agreements can be viewed as constituting a form of borrowing or of a financing transaction by the Fund (i.e., a “senior security”), but to the extent the Fund covers its commitment under such transactions by the segregation or “earmarking” of assets (determined in accordance with procedures adopted by the Trustees), equal in value to the amount of the Fund’s commitment, such a transaction will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds.

The weighted average daily balance of reverse repurchase agreements outstanding during the period ended December 31, 2014 was approximately $595,241 at a weighted average interest rate of 0.84%. The repo was outstanding for 117 days. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $4,014,000 on August 11, 2014 which was 2.5% of total assets.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The number of option contracts written and the premiums received by the Fund for the year ended December 31, 2014, were as follows:

	Written Call Options		Written Put Options
	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	502	42,235	650	62,673
Options closed	(202)	(24,360)	(300)	(37,563)
Options exercised	—	—	—	—
Options expired	(300)	(17,875)	(350)	(25,110)
Options outstanding, end of period	—	—	—	$—

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2014:

Location on the Statement of Assets and Liabilities

Derivatives Investment Type	Asset Derivatives
Credit Default/Interest Rate swaps	Unrealized appreciation on swap contracts
Purchased Options	Unrealized appreciation on option contracts Purchased
26

Altegris Fixed Income Long Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of December 31, 2014:

Assets Derivative Investment Value

		Credit Default		Total Value at
	Interest Rate Risk	Risk	Equity Risk	December 31, 2014
Swaps	$951,892	$57,583	$—	$1,009,475
Purchased Options	—	—	88,000	88,000
	$951,892	$57,583	$88,000	$1,097,475

Liabilities Derivative Investment Value

		Credit Default		Total Value at
	Interest Rate Risk	Risk	Equity Risk	December 31, 2014
Swaps	$(301,063)	$(496,263)	$—	$(797,326)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Options/ Swaps	Net realized gain (loss) from Option contracts purchased
Net realized gain (loss) from Option contracts written
Net realized gain (loss) from Swaps
Net change in unrealized appreciation (depreciation) on option contracts purchased
Net change in unrealized appreciation (depreciation) on Swaps

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2014:

Realized gain/(loss) on derivatives recognized in the Statement of operations
	Equity	Interest	Credit Default	Total Value at
Derivative Investment type	Contracts	Contracts	Contracts	December 31, 2014
Purchased Options	$(530,995)	$—	$—	$(530,995)
Written options	79,078	—	—	79,078
Swaps	—	(200,515)	(147,662)	(348,177)
Total	$(451,917)	$(200,515)	$(147,662)	$(800,094)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations

	Equity	Interest	Credit Default	Total Value at
	Contracts	Contracs	Contracts	December 31, 2014
Purchased Options	$(35,192)	$—	$—	$(35,192)
Swaps	—	650,830	(195,959)	454,871
Total	$(35,192)	$650,830	$(195,959)	$419,679
27

Altegris Fixed Income Long Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

The notional value of the derivative instruments outstanding as of December 31, 2014 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize an asset or liability equal to the unrealized on swap contracts. During the year ended December 31, 2014, the Fund was not subject to any master netting arrangements. Interest rate swaps are centrally cleared. Credit default swaps on indices are centrally cleared and all other credit default swaps are OTC and are not subject to any master netting agreements.

				Gross Amounts Not Offset in the
Assets				Statement of Assets & Liabilities

			Net Amounts of Assets
	Gross Amounts of	Gross Amounts Offset	Presented in the
	Recognized	in the Statement of	Statement of Assets &	Financial	Cash Collateral
	Assets	Assets & Liabilities	Liabilities	Instruments	Received	Net Amount
Options Purchased	$88,000	$—	$88,000	$—	$—	$88,000
Credit Default Swaps	57,583	—	57,583	10,515	—	47,068
Interest Rate Swaps	951,892	—	951,892	301,063		650,829
Total	$1,097,475	$—	$1,097,475	$311,578	$—	$785,897

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities

			Net Amounts of
	Gross Amounts of	Gross Amounts Offset	liabilities Presented in
	Recognized	in the Statement of	the Statement of Assets	Financial	Cash Collateral
	Liabilities	Assets & Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Credit Default Swaps	$496,263	$—	$496,263	$10,515	$485,748	$—
Interest Rate Swaps	301,063	—	301,063	301,063	—	—
Total	$797,326	$—	$797,326	$311,578	$485,748	$—

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, or cash and/or securities segregated at the custodian bank.

5.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Altegris Advisors, L.L.C., (the “Advisor”) serves as the Fund’s investment advisor. The Advisor allocates portions of the Fund’s portfolio to be managed by RockView Management, LLC and Premium Point Investments LP which serve as the Fund’s sub-advisors (the “Sub-Advisors”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS.

Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 1.75%. Pursuant to each sub-advisory agreement between the Advisor and each Sub-Advisor, each Sub-Advisor is entitled to receive, on a monthly basis, a percentage of the net assets of its managed allocated portion. Each Sub-Advisor is

28

Altegris Fixed Income Long Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

paid by the Advisor not the Fund. For the year ended December 31, 2014, the Advisor earned $2,282,261 in advisory fees.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, until at least April 30, 2016, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments with other collective investment vehicles or derivative instruments (including for example options and swap fee and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.24%, 2.99%, 1.99% and 2.24% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended December 31, 2014, expenses of $125,523 were waived by the Advisor. As of December 31, 2014 the following amounts are subject to recapture:

	Subject to Recapture Prior to:
	December 31, 2016	December 31, 2017
Expense Amounts Subject to Reimbursement	$200,957	$125,523
Expenses Recaptured	—	—

The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for each of Class A, Class C and Class N shares, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to each of Class A and Class N shares and 1.00% of the average daily net assets attributable to Class C shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended December 31, 2014, pursuant to the Plans, Class A, Class C and Class N shares paid $26,560, $28,142 and $40,211, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. The Distributor is an affiliate of GFS. During the year ended December 31, 2014, the Distributor received $60,202 and $107,095 in underwriting commissions for sales of Class A and Class C shares respectively, of which $7,080 was retained by the principal underwriter for Class A.

The Fund is part of a series of Altegris Funds (“Family”) comprised of: Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Fund, Altegris Equity Long Short, Altegris Multi-Strategy Alternative Fund and Altegris/AACA Real Estate Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each Fund. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Family.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

29

Altegris Fixed Income Long Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended December 31, 2014, Class A, Class C, Class I and Class N assessed redemption fees in the amounts of $122, $22, $839 and $69, respectively.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	December 31, 2014	December 31, 2013
Ordinary Income	$6,234,558	$769,196
Long-Term Capital Gain	—	—
Return of Capital	—	41,724
	$6,234,558	$810,920

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$1,305,820	$—	$(1,899,356)	$(71,252)	$(2,284,525)	$1,194,432	$(1,754,881)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, and adjustment related to contingent payment debt instruments, credit default swaps, defaulted bonds and constructive sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $2,284,525.

At December 31, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$1,899,356	$—	$1,899,356

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), and adjustments for contingent payment debt instruments, real estate investment trusts, swaps, paydowns and capitalization in lieu of dividend payments resulted in reclassification for the period ended December 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$18,290	$4,108,161	$(4,126,451)
30

Altegris Fixed Income Long Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. However, effective February, 2015, MAST Capital Management, LLC was added as a sub-advisor to the Fund.

31

Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103-7096	Phone: +1 215 448 5000 Fax: +1 215 448 5500 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
of the Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Altegris Fixed Income Long Short Fund (the “Fund”) as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years or periods indicated therein, and the financial highlights for each of the two years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Altegris Fixed Income Long Short Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years or periods indicated therein, and the financial highlights for each of the two years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

February 27, 2015

32

Altegris Fixed Income Long Short Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2014

As a shareholder of the Altegris Fixed Income Long Short Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases expenses due to securities sold short and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Fixed Income Long Short Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2014 and ended December 31, 2014.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Fixed Income Long Short Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1.	Annualized	Beginning	Ending	Expenses Paid
Actual	Expense	Account Value	Account Value	During Period *
Expenses	Ratio	7/1/2014	12/31/2014	7/1/2014 – 12/31/14
Class A	2.49%	$1,000.00	$955.50	$12.52
Class C	3.37%	$1,000.00	$991.80	$16.93
Class N	2.42%	$1,000.00	$995.50	$12.19
Class I	2.20%	$1,000.00	$996.50	$11.05

Table 2.
Hypothetical	Annualized	Beginning	Ending	Expenses Paid
(5% return before	Expense	Account Value	Account Value	During Period *
expenses)	Ratio	7/1/2014	12/31/2014	7/1/2014 – 12/31/14
Class A	2.49%	$1,000.00	$1,012.66	$12.63
Class C	3.37%	$1,000.00	$1,008.21	$17.07
Class N	2.42%	$1,000.00	$1,009.02	$16.25
Class I	2.20%	$1,000.00	$1,012.99	$12.30

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
33

Altegris Fixed Income Long Short Fund* (Sub-Advisor- MAST Capital Management, LLC)

In connection with the regular meetings held on November 11-12, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris Advisors, LLC (“the Advisor”) and MAST Capital Management, LLC (the “Sub-Advisor” or “MAST”), with respect to the Altegris Fixed Income Long Short Fund (the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the Sub-Advisor was founded in 2002, and is currently managing approximately $1.21 billion for hedge funds, pension funds, institutional fund-of-funds, retail bank platforms, family offices, and also sub-advises two multi-manager 1940 Act mutual funds, focusing on middle market leveraged corporate credit related strategies. The Board reviewed the background information on the investment personnel responsible for sub-advising the Fund and noted their satisfaction with the investment team’s education, diverse market sector expertise, and level of experience with portfolio construction. The Board reviewed the Sub-Advisor’s investment process, noting it will provide portfolio management services to the Fund with security research and selection as approved by its investment committee. Acknowledging that not all strategy risks can be eliminated, the Board reviewed the Sub-Advisor’s risk management process, noting that it attempts to mitigate liquidity risk by investing in the top of the capital structure, short duration bonds and bank debt of middle market leveraged issuers that are highly liquid under normal circumstances. The Board acknowledged that the Sub-Advisor will use its technology to enter executed trades into its order management system, which will contain the Fund’s pre-programmed investment guidelines to provide automated monitoring of the investment limitations, in addition to performing a weekly portfolio review by the investment committee. The Board noted that the Sub-Advisor uses a committee to review and produce an assessment of the broker-dealer services. The Board noted that the Sub-Advisor has had no reported litigation or compliance issues. The Board acknowledged the Sub-Advisor has a robust corporate organization and deep investment experience, and considered the Sub-Advisor’s experience and comfort operating within the 1940 Act regulations. The Board expressed its opinion that the adviser has found a quality Sub-Advisor and concluded that the Sub-Advisor should provide high quality service to the Fund and the Fund’s shareholders.

Performance. The Trustees considered the performance of the Sub-Advisor. They reviewed the limited performance history of two mutual funds sub-advised by the Sub-Advisor using a strategy similar to that anticipated to be used for the Fund, and noted that during the short period of performance, the mutual funds outperformed their benchmark. The Trustees also reviewed the substantial performance history of the hedge fund managed by the Sub-Advisor and compared it to the vehicle’s benchmark, noting the hedge fund’s comparative outperformance since inception. The Trustees considered the hedge fund’s strategy of looking for attractive idiosyncratic opportunities, and reasoned that the strategy sought duration neutral investments

34

that did not necessarily correspond to an index. After further discussion, the Trustees concluded that the Sub-Advisor’s historical performance was satisfactory.

Fees and Expenses. The Trustees considered the proposed sub-advisory fee, and noted that the fee was equal to that charged by the Sub-Advisor to other mutual fund clients and less than that charged to its hedge fund client. After further discussion, the Trustees concluded that, based on comparative fees and the nature of the responsibilities delegated to the Sub-Advisor by the Advisor, the proposed sub-advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an Advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable, particularly in light of the relative size of the Fund, and the amount of assets that will be allocated to MAST.

Profitability. The Trustees considered the anticipated profits to be realized by MAST in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that the Sub-Advisor estimates realizing modest profits during the initial fiscal year, both in terms of percentage of revenue as well as actual dollars. The Trustees concluded that the anticipated level of profit was not excessive.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of Altegris Fixed Income Long Short Fund.

*	Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.
35

Altegris Fixed Income Long Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	100	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 - 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100	AdvisorOne Funds (2004 - 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007 - February 2011), Global Real Estate Fund (2008 - 2011), The World Funds Trust (2010 - 2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000 - 2006); Chief Investment Officer (2000 - 2010).	100	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975 - 2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012 - 2015); Former member of the AICPA Auditing Standards Board, AICPA (2008 - 2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005 - 2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

12/31/14 – NLFT_v1

36

Altegris Fixed Income Long Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 - 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

12/31/14 – NLFT_v1

37

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
38

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
39

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended December 31 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-524-9441.

INVESTMENT ADVISOR
Altegris Advisors, L.L.C
1200 Prospect Street, Suite 400
La Jolla, CA 92037

SUB-ADVISORS
RockView Management, LLC
Metro Center, One Station Place
7th Floor
Stamford, CT 06902

Premium Point Investments LP
712 Fifth Avenue
45th Floor
New York, NY 10019

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2013 - $20,000

2014 - $30,000

(b)	Audit-Related Fees

2013 - None

2014 - None

(c)	Tax Fees

2013 - $8,105

2014 - $8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2013 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                       2013          2014

Audit-Related Fees:    100%         100%

Tax Fees:                   100%         100%

All Other Fees:           100%         100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $8,105

2014 - $8,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/6/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/6/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 3/6/15